Exhibit 10.1

AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT
THIS AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT (this “Amendment”) is made and entered into effective as of June 5, 2017 (the “Effective Date”), by and between Ideal Power Inc., a Delaware corporation (the “Company”), and R. Daniel Brdar (“Executive”).
WHEREAS, the Company and Executive have agreed to amend that certain Employment Agreement between the Company and Executive, dated January 8, 2014, as amended (the “Agreement”);
WHEREAS, the Board of Directors of the Company (the “Board”) has determined, and the parties hereto agree, that it is in the best interests of the Company and its stockholders to amend the Agreement as set forth herein in order to remove references to Executive’s former role as Chairman of the Board of the Company; and
WHEREAS, capitalized terms used but not otherwise defined herein shall have the same meanings as set forth in the Agreement.
NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Executive and the Company hereby agree as follows:
1.Amendment of Recitals. The first recital of the Agreement is hereby amended and restated in its entirely to read as follows:
“WHEREAS, Company wishes to retain the services of Executive, and Executive wishes to render services to Company, as its Chief Executive;”
2.Amendment of Section 2. The last paragraph of Section 2 of the Agreement is hereby deleted in its entirety.
3.Approval of Amendment. By their signatures below, the Company and Executive hereby adopt this Amendment.
4.Necessary Acts. Each party to this Amendment hereby agrees to perform any further acts and to execute and deliver any further documents that may be necessary or required to carry out the intent and provisions of this Amendment and the transactions contemplated hereby.
5.Governing Law. This Amendment shall be governed in all respects by the internal laws of the State of Texas, without reference to principles of choice of law.
6.Continued Validity. Except as otherwise expressly provided herein, the Agreement shall remain in full force and effect.
7.Facsimile; Counterparts. This Amendment may be executed by facsimile or other electronic means and in any number of counterparts by the parties hereto, all of which together shall constitute one instrument.
[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 to Employment Agreement effective as of the Effective Date.

R. Daniel Brdar

Dated:	6/5/2017	/s/ Dan Brdar

IDEAL POWER INC.

Dated:	6/5/2017	By:	/s/ Timothy Burns
		Name:	Timothy Burns
		Title:	Chief Financial Officer

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